UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 30, 2009 (Date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 Ossipee Road

Newton, MA  02464

(Address of principal executive offices)

Telephone: (617) 969-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)

☐    Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 30, 2009, Mr. Brian E. LeClair, Executive Vice President, Chief Financial Officer and Treasurer of Microfluidics International Corporation (the “Company”), resigned from all of his positions with the Company to pursue other personal interests.  Mr. LeClair’s resignation was effective March 30, 2009.  Mr. LeClair will receive his base salary, with benefits, for ninety (90) days following his resignation pursuant to the letter dated May 19, 2008 from the Company that was previously filed as Exhibit 10.1 to the Company’s Form 8-K dated June 4, 2008.

Item 8.01               Other Events.

Please see the disclosure under Item 5.02(b) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2009	MICROFLUIDICS INTERNATIONAL CORPORATION

	By:	/s/ Michael C. Ferrara

Name:

Michael C. Ferrara

	Title:	Chief Executive Officer and President